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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - April 2, 2004
                        (Date of Earliest Event Reported)


                              GUILFORD MILLS, INC.
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             (Exact name of registrant as specified in its charter)


                          Commission File No. 000-50025

       Delaware                                                  13-1995928
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(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


6001 West Market Street, Greensboro, NC                         27409
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         (Address of principal                                Zip Code
          executive offices)


       Registrant's telephone number, including area code: (336) 316-4000

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 27, 2004 among Guilford Mills, Inc., a Delaware corporation (the "Company"), GMI Holding Corporation, a Delaware corporation (the "Parent"), and GMI Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (the "Purchaser"), on April 2, 2004, Cerberus Capital Management, L.P ("Cerberus") announced that Purchaser had consummated its tender offer for all of the issued and outstanding shares of Common Stock of the Company at a price of $19 per share, net to the seller in cash, without interest (the "Offer"). As a consequence of consummating the tender offer, Purchaser acquired approximately 5,162,204 shares of the Company's Common Stock (approximately 94 % of the Company's outstanding shares of Common Stock).

Pursuant to the Merger Agreement, on April 2, 2004 Purchaser has merged with and into the Company, the Company has become a wholly-owned subsidiary of Parent, and each share (each a "Share") of Company's Common Stock issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") (other than each Share owned by Parent or Purchaser and Shares held by stockholders who did not tender their Shares in the Offer and who comply with all of the relevant provisions of Section 262 of the General Corporation Law of the State of Delaware) shall be cancelled and converted automatically into the right to receive $19.00 per Share in cash, payable to the holder of such Share upon surrender, without interest thereon.

On April 2, 2004, Cerberus issued a press release (the "Press Release") announcing the completion of the tender offer. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.


Exhibit
  No.          Description
-------        -----------------------------------------------------------------

 2.1 Agreement and Plan of Merger, dated as of February 27, 2004, among GMI Holding Corporation, GMI Merger Corporation and Guilford Mills, Inc. (incorporated herein by reference to Exhibit
               (d)(1) to the Schedule TO of Purchaser filed with the SEC on March 5, 2004).

99.1           Press release issued by Cerberus on April 2, 2004.




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                                   SIGNATURES

           Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 2, 2004
                                            GUILFORD MILLS, INC.

                                            By: /s/ Robert A. Emken, Jr.
                                                ------------------------------
                                                Robert A. Emken, Jr.
                                                Secretary

















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
                                  EXHIBIT INDEX



Exhibit
  No.          Description
-------        -----------------------------------------------------------------

 2.1 Agreement and Plan of Merger, dated as of February 27, 2004, among GMI Holding Corporation, GMI Merger Corporation and Guilford Mills, Inc. (incorporated herein by reference to Exhibit
               (d)(1) to the Schedule TO of Purchaser filed with the SEC on March 5, 2004).

99.1           Press release issued by Cerberus on April 2, 2004.
















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